EXHIBIT 23(b)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   The Board of Directors
   American Bancorporation, Inc.:


   We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS" in the joint proxy statement prospectus.


                                 /s/ KPMG Peat Marwick LLP


   Minneapolis, Minnesota
   April 2, 1996